UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 9, 2016

Tompkins Financial Corporation
(Exact Name of Registrant as specified in Charter)

New York	1-12709	16-1482357
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

The Commons, PO Box 460, Ithaca, New York	14851
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(607) 273-3210

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07     Submission of Matters to a Vote of Security Holders

On Monday, May 9, 2016 Tompkins Financial Corporation (the “Company”) held its 2016 Annual Meeting of Shareholders (the “Annual Meeting”). As of the close of business March 14, 2016, the record date for the meeting, 15,022,239 shares of the Company's common stock were issued and outstanding, of which 12,306,335 were represented at the Annual Meeting in person or by proxy, and this amount represented a quorum.

Shareholders voted on the following matters at the Annual Meeting:

(1)	Shareholders elected fourteen (14) director nominees for terms expiring at the 2017 Annual Meeting;

(2)	Shareholders approved the amendments to the Company’s 2009 Equity Plan, including the addition of 700,000 shares for issuance thereunder and re-approval of the Internal Revenue Code Section 162(m) performance criteria, and modifying certain plan provisions; and

(3)	Shareholders ratified the appointment of the independent registered public accounting firm, KPMG LLP, as the Company’s independent auditor for the fiscal year ending December 31, 2016.

Set forth below are the shareholder voting results with respect to each such matter:

Proposal No. 1 – Election of Directors

The individuals named below were elected at the Annual Meeting as members of the Board of Directors, to serve for a term of one year expiring at the 2017 Annual Meeting.

Director	Number of Shares Voted For	Shares Withheld/Abstaining	Broker Non-Votes
John E. Alexander	9,485,755	312,354	2,508,226
Paul J. Battaglia	9,694,932	103,177	2,508,226
Daniel J. Fessenden	9,702,552	95,556	2,508,226
James W. Fulmer	9,690,838	107,270	2,508,226
Carl E. Haynes	9,701,877	96,232	2,508,226
Susan A. Henry	9,691,277	106,832	2,508,226
Patricia A. Johnson	9,700,812	97,296	2,508,226
Frank C. Milewski	9,700,913	97,196	2,508,226
Sandra A. Parker	9,526,365	271,743	2,508,226
Thomas R. Rochon	9,514,269	283,840	2,508,226
Stephen S. Romaine	9,700,743	97,366	2,508,226
Michael H. Spain	9,683,211	114,898	2,508,226
Alfred J. Weber	9,699,859	98,250	2,508,226
Craig Yunker	9,509,650	288,458	2,508,226

Proposal No. 2 – Approval of Amendments to the Company’s 2009 Equity Plan, including the addition of 700,000 shares for issuance thereunder and re-approval of the Internal Revenue Code Section 162(m) performance criteria

The Amendments to the Company’s 2009 Equity Plan, including the addition of 700,000 shares for issuance thereunder and re-approval of the Internal Revenue Code Section 162(m) performance criteria, were approved by the following vote:

Number of	Number of	Number of	Broker
Shares Voted For	Shares Voted Against	Shares Abstaining	Non-Votes
8,398,175	1,299,972	99,958	2,508,230

Proposal No. 3 – Ratification of the Appointment of KPMG LLP as Independent Auditors of the Company for 2016

The Audit Committee’s appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016 was ratified by the following vote:

Number of	Number of	Number of	Broker
Shares Voted For	Shares Voted Against	Shares Abstaining	Non-Votes
12,178,868	88,921	38,546	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOMPKINS FINANCIAL CORPORATION

Date: May 11, 2016	By:	/S/ Stephen S. Romaine
Stephen S. Romaine
President and CEO